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                                                                   EXHIBIT 10.45


ROBERT S. MUELLER, III   (CSBN 59775)
United States Attorney

DAVID SHAPIRO     (NYSBN )
Chief, Criminal Division

GEORGE D. HARDY   (CSBN )
Special Assistant U.S. Attorney

Attorneys for Plaintiff
UNITED STATES OF AMERICA




                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA



UNITED STATES OF AMERICA,              )    NO. CR.
                                            )
                           Plaintiff,  )    ADDENDUM TO PLEA AGREEMENT
                                            )
         v.                                 )
                                            )
BEVERLY ENTERPRISES-CALIFORNIA, INC.   )
                                            )
                           Defendant.       )
_____________________________________  )



         Defendant BEVERLY ENTERPRISES--CALIFORNIA, INC. ("BEVERLY-CALIFORNIA"), a California corporation, by and through its counsel of record, as ratified by corporate resolution, and the United States Department of Justice, by the United States Attorney's Office for the Northern District of California (the "United States"), agree to the following addendum (the "Addendum") to the Plea Agreement previously signed by all parties. This Addendum modifies the terms of the Plea Agreement as set forth below. The Addendum binds only the United States, as defined herein, not any state or local prosecuting authorities.

         1. Paragraph 1 is amended to substitute "one count of fraud by interstate carrier" for "one count of wire fraud", and to substitute "18 U.S.C. Section 1341" for "18 U.S.C. Section 1343".

         2. The heading of Paragraph 2(A) is amended to read as follows: "Fraud by Interstate Carrier-Count One".


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         3. Paragraph 2 (A)(d) is amended to read as follows:

         "For the purpose of executing the scheme and artifice to defraud and to obtain money by means of false and fraudulent pretenses and representations, BEVERLY-CALIFORNIA did cause to be deposited for delivery by private and commercial interstate carrier cost reports for nursing homes, which contained false and fictitious statements relating to nursing service costs."

         4. Paragraph 2(B)(b) is amended to read as follows:

         "In or about May 1996, BEVERLY-CALIFORNIA submitted one such cost report to its fiscal intermediary for the purpose of obtaining payment of those costs by Medicare. On or about June 5, 1997, BEVERLY-CALIFORNIA submitted nine additional such cost reports for the purpose of obtaining payment of those costs by Medicare."

         5. The heading of Paragraph 3(A) is amended to read "Fraud by Interstate Carrier."

         6. Paragraph 4(k) is amended to read as follows:

                  "For the purpose of executing the scheme and artifice to defraud and to obtain money by means of false and fraudulent pretenses and representations, in or about May 1996, BEVERLY-CALIFORNIA did cause to be deposited for delivery by private and commercial interstate carrier a Medicare cost report containing fabricated and inflated costs for direct nursing services provided at a BEVERLY-CALIFORNIA nursing homes, namely, Pinewood Terrace, located in Colvill, Washington."

         7. Paragraph 4(l) is amended to read as follows:

                  "In or about May 1996, and on or about June 5, 1997, BEVERLY-CALIFORNIA submitted a total of ten cost reports for the purpose of obtaining payment of those costs by Medicare, knowing that those cost reports contained materially false statements and entries, a matter within the jurisdiction of the executive branch of the Government of the United States."

         11. The Plea Agreement and Addendum set forth all the terms of the plea agreement (the "Agreement") between BEVERLY-CALIFORNIA and the United States. BEVERLY-CALIFORNIA understands that no further modifications of or additions to the Agreement shall be valid unless they are in writing and signed by the United States,


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BEVERLY-CALIFORNIA's attorney, and a duly authorized representative of
BEVERLY-CALIFORNIA.

DATED:   January     , 2000
                                       --------------------------------------
                                       Mark J.
                                       Biros
                                       PROSKAUER ROSE, LLP



DATED:   January     , 2000
                                       -------------------------------------
                                       Griffin B. Bell
                                       Joseph Sedwick Sollers, III
                                       KING & SPALDING

                                       Counsel for Defendant BEVERLY-CALIFORNIA



UNITED STATES' SIGNATURE


DATED:   January   , 2000              ROBERT S. MUELLER, III
                                       United States Attorney

                                       -------------------------------------
                                       LESLIE R. CALDWELL
                                       Chief, Economic Crime